Exhibit 99.6

Co-Administration of the Pharmacological Chaperone AT2221 with A Proprietary Recombinant Human Acid -Glucosidase Leads to Greater Plasma Exposure and Substrate Reduction Compared to Alglucosidase Alfa Khanna R, Xu S, Hilliard D, Lun Y, Schilling A, Soska R, Nair A, Chang K, Feng J, Frascella M, Garcia A, Pendino K, Johnson FK, Benjamin ER, Gotschall R, Do H, and Valenzano KJ Amicus Therapeutics, 1 Cedar Brook Drive, Cranbury, NJ 08512, USA Introduction Pompe disease is an inherited lysosomal storage disorder that results from a deficiency in acid alpha-glucosidase (GAA) activity, and is characterized by progressive accumulation of lysosomal glycogen in cardiac and skeletal muscles. Enzyme replacement therapy (ERT) using recombinant human GAA (rhGAA) is the only approved treatment available for Pompe disease. While rhGAA provides some clinical benefits, the infused enzyme shows insufficient uptake into key disease-relevant muscles, which is likely due to sub-optimal levels of mannose-6-phosphate (M6P), a carbohydrate that binds cation-independent M6P receptors (CI-MPR) at the cell surface resulting in enzyme internalization and lysosomal targeting. In order to increase the targeting efficiency of ERT, we have developed a proprietary mammalian cell line and purification process that yields a novel form of rhGAA (designated as ATB200) with a significantly higher M6P content compared to the alglucosidase alfa. In this study, we have examined the effects of ATB200 on tissue exposure and substrate reduction with and without the addition of a small molecule pharmacological chaperone (PC) AT2221. 1. ATB200 Has a Higher M6P Content and Results in Better Tissue Uptake and Greater Glycogen Reduction in vivo Compared with Alglucosidase Alfa 3.AT2221 Co-administration Leads to Greater ATB200-mediated Glycogen Reduction and Reduces Lysosome Proliferation in Disease-relevant Muscles of Gaa KO Mice (A) AT2221 Dose Range Determination (A) CI-MPR Affinity Chromatography (B) Quadriceps of Gaa KO Mice 300 Uptake 6 5 Quadriceps 125 250 4 100 * 4 200 3 * 75 2 2 50 150 1 0 25 0 0 Substrate 400 Alglucosidase alfa (20 mg/kg) ATB200 (20 mg/kg) ATB200 + AT2221 (20 + 3 mg/kg) ATB200 + AT2221 (20 + 10 mg/kg) ATB200 + AT2221 (20 + 30 mg/kg) Untreated 100 5 300 4 75 (A) Twelve-week-old male Gaa KO mice were administered a total of 2 bi-weekly bolus IV injections of 20 mg/kg alglucosidase alfa or ATB200. In addition, ATB200 was co-administered with various doses of AT2221 (3-30 mg/kg). Glycogen levels were determined in quadriceps collected 14 days post-last dose. (Left) While ATB200 alone resulted in greater glycogen reduction compared to alglucosidase alfa, its efficacy is further improved by co-administration, mostly significantly with 10 mg/kg AT2221 (green arrow). Bars represent Mean ± SEM of 7-21 mice/group. * p<0.05 vs. alglucosidase alfa; # p<0.05 vs. ATB200 alone in 2-sided t-test. (Right) PAS staining also showed the lowest glycogen level in quadriceps with the co-administration of 10 mg/kg AT2221 with 20 mg/kg ATB200 (upper panels). Co-administration of 10 mg/kg AT22221 also led to marked further reduction in glycogen compared to ATB200 alone in heart (bottom panels) and additional tissues (data not shown). Magnification = 200x. 200 3 50 100 2 0 25 1 0 0 (B) Subsequently, the effect of co-administration of 20 mg/kg ATB200 + 10 mg/kg AT2221 was compared with 20 mg/kg alglucosidase alfa or ATB200 alone in another 2-biweekly-administration study in male Gaa KO mice of (B) IHC Examination of LAMP1 in Disease-Relevant Muscles of Gaa KO Mice rhGAA lacking M6P rhGAA containing M6P (C) Glycogen by PAS Stain twelve-weeks of age. IHC examination of lysosome marker LAMP1 in quadriceps revealed a substantial up-regulation of LAMP1 in fibers of untreated animals (top panel), which is indicative of lysosomal proliferation, a hallmark of Pompe disease. Unlike alglucosidase alfa, ATB200 alone leads to a marked decrease in LAMP1 signal, whose level was lowered further still with the co-administration of AT2221, approaching that seen in WT tissues. The change in LAMP1 level closely follows the change in glycogen level in quadriceps, and is repeated in additional tissues, such as heart, diaphragm, and soleus. Magnification = 400x. (C) Moreover, the fiber type response to ATB200 was investigated by IHC with LAMP1 antibody (top) and a type I (slow twitch) fiber-specific antibody NOQ7.5.4D (bottom) on adjacent sections of soleus, which has a relative equal representation of both type I and type II (fast twitch) fibers. ATB200 alone is much more effective than alglucosidase alfa, as indicated by the normalization of LAMP1 levels in most type I fibers and, significantly, a fraction of type II fibers as well, contrary to their reported resistance to alglucosidase alfa. With co-administration, a reversal of lysosomal proliferation was achieved in the majority of muscle fibers, regardless of fiber type. This Alglucosidase alfa (20 mg/kg) Untreated ATB200 (5 mg/kg) ATB200 (10 mg/kg) ATB200 (20 mg/kg) (A) Alglucosidase alfa or ATB200 was loaded onto a CI-MPR column. Only enzyme that contained M6P was retained and then eluted from the column using free M6P of increasing concentration (dotted line in red). Both unbound (flow-thru) and bound/eluted fractions were collected and assayed for GAA activity. The majority of ATB200 (91%) was bound compared to alglucosidase alfa (27%), suggesting that ATB200 has a higher M6P content, which is key to the efficient endocytosis and lysosomal targeting of rhGAA. (B) Twelve-week-old male Gaa KO were administered 2 bi-weekly bolus intravenous (IV) injections of alglucosidase alfa (20 mg/kg) or ATB200 (5-20 mg/kg) via tail vein (n=6-7 per group). Quadriceps were collected 14 days post the last dose and measured for GAA activity and glycogen levels. ATB200 shows dose-dependent increases in uptake and substrate reduction. Importantly, 5 mg/kg ATB200 is comparable to 20 mg/kg alglucosidase alfa, whereas 20 mg/kg ATB200 is significantly better than alglucosidase alfa, indicating improved potency of ATB200. Bars represent mean ± SEM. * p<0.05 vs. alglucosidase alfa in 2-sided t-test. (C) Paraffin sections of quadriceps and diaphragm from study described in panel B were also examined for glycogen accumulation by Periodic acid-Schiff’s reagent (PAS), which stains glycogen magenta. Consistent with the biochemical measurements, 20 mg/kg ATB200 appeared more effective in glycogen reduction compared to 20 mg/kg alglucosidase alfa in both tissues. Images of age-matched wild-type (WT) animal are shown in the insets. Each image is representative of 6-7 animals per group. Magnification is 200x. Untreated Alglucosidase alfa ATB200 ATB200 + AT2221 WT (C) IHC Examination of Fiber Type Response to ATB200 in Soleus * * result is consistent with the ATB200 + AT2221 compared quadricepsanddiaphragm observed superiority to alglucosidase alfa (B),tissueswith of in a * * * * * * * predominant type II fiber content. Asterisks mark all the type I fibers in a section, while the red triangles highlight * * * the type II fibers with significantly signals. Magnification = 400x. reduced LAMP1 * * * * * * * * * * * 2. The Pharmacological Chaperone AT2221 Increases the Stability and Exposure of ATB200 * ** * Untreated Alglucosidase alfa ATB200 ATB200 + AT2221 WT (A)Thermostability (A) The stability of ATB200 in acidic or neutral pH buffers was evaluated in a thermostability assay using SYPRO Orange. AT2221 stabilizes ATB200 at pH 7.4 in a concentration-dependent manner, to approaching the level seen at pH 5.2, a condition that mimics the acidic environment of the lysosome, as demonstrated by a nearly 10oC increase in the melting temperature (Tm) of ATB200. (B) Cynomolgus monkeys (2-3 years of age) were administered a single 2-hour IV infusion of 100 mg/kg ATB200 alone or with oral administration of 175 mg/kg AT2221 30 minutes earlier. Plasma samples were collected over the following 24 hours 100 80 60 Summary and Conclusions 7. 4 ( pH of bl ood ) 7. 4 + 10uM A T 222 1 7. 4 + 30uM A T 222 1 7. 4 + 100uM A T 222 1 5 . 2 ( p H o f l yso so m e s) 40 20 We have developed a novel rhGAA, ATB200, with a significantly higher M6P content compared to alglucosidase alfa, which resulted in greater enzyme uptake and glycogen reduction in disease-relevant tissues of Gaa KO mice, likely due to the improved endocytosis and lysosome targeting of the exogenous recombinant enzyme mediated by the binding of M6P to its receptor CI-MPR. 0 40 50 60 70 80 T em p ( ° C ) (B) Plasma Exposure in NHPs  More importantly, we showed that co-administration with the optimized pharmacological chaperone AT2221 leads to further improvement of the efficacy of ATB200, possibly via binding and stabilizing ATB200 in the blood, keeping the enzyme in a properly folded, active form that is more accessible for tissue uptake and lysosomal delivery. As a result, AT2221 improves the exposures of ATB200, broadens its bio-distribution, and achieves significantly greater glycogen reduction in disease-relevant cell types/tissues that have responded poorly to alglucosidase alfa, such as type II skeletal muscle fibers and skeletal muscles with a higher content of type II fibers. 1500 1250 m g / kg A T 222 1 and GAA activity was determined. Co-1000 administration resulted in an approximate 2-fold increase in ATB200 exposure (AUC) and half-life (T½), compared to administration of ATB200 alone. Each time point represents the mean ± SEM of 8 NHPs (4 males and 4 females)/group. 750 500 250  Taken together, these preclinical data highlight the efficacy of our proprietary rhGAA, ATB200, in mice when combined with a pharmacological chaperone using our proprietary CHART platform, and thus warrant further investigation. 0 0 2 4 6 8 10 12 16 20 24 28 T i m e ( h r ) WORLD LDN 2016 GAA Activity nmol/mL/hr ATB200 (µg/mL) Diaphragm Quadriceps GAA Activity nmol/mL/hr GAA Activity nmol/mL/hr + M6P + M6P Glycogen µg/mg protein GAA Activity nmol/mg protein/hr Untreated Alglucosidase alfa (20 mg/kg) ATB200 (5 mg/kg) ATB200 (10 mg/kg) ATB200 (20 mg/kg) Glycogen µg/mg protein Untreated Alglucosidase alfa (20 mg/kg) ATB200 (20 mg/kg) ATB200 (20 mg/kg) + AT221 (3 mg/kg) ATB200 (20 mg/kg) + AT221 (10 mg/kg) ATB200 (20 mg/kg) + AT2221 (30 mg/kg) Heart Quadriceps NOQ7.5.4D LAMP1 Diaphragm Heart Quadriceps 100 m g / kg A T B 2 00 + 175 1 0 0 m g/ k g A TB 2 0 0 a l one ATB200 + PK MeasurementATB200AT2221 AUC (µg . hr/mL)36476801 T½ (hr)1.23.2 Cmax (µg/mL)11551105 Tmax (hr)22.5 pH pH pH pH p H Test ConditionTm (oC) pH 7.456.2 pH 7.4 + 10 µm AT222161.6 pH 7.4 + 30 µm AT222162.9 pH 7.4 + 100 µm AT222166.0 pH 5.267.3 **** * ** *** ** * ** * * * ** * *** *** * * * ** * ** * ** ** ** ** * * * ** ** ** **** **** ** ** ** **** * **** *** * *** **** * * ** ** ** ** * * ** * ** *** * ** *** * **** * ** ** * * * * * ATB200 91% 9% * * * * * # * 73 %Alglucosidase Alfa 27%